Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Held to maturity, Market value (in dollars)	$ 3,400	$ 3,400
Available for sale, Amortized cost (in dollars)	$ 5,018,996	$ 4,254,960
Common shares, par value (in dollars per share)	$ 1.00	$ 1.00
Common shares, Authorized shares	275,000,000	275,000,000
Common shares, issued shares	96,420,456	96,350,977
Treasury, shares	34,278,617	32,979,273